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                                                                    Exhibit 10.9



            AMENDMENT No. 2 dated as of July 13, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of December 21, 2001, as amended by Amendment No. 1 dated as of April 30, 2004 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ENDO PHARMACEUTICALS HOLDINGS INC., a Delaware corporation ("Holdings"), ENDO PHARMACEUTICALS INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and JPMORGAN CHASE BANK, as Administrative Agent.

            A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            SECTION 1. Amendment to Section 6.04. Section 6.04(l). Section 6.04(l) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "(l) other investments and loans in an aggregate amount not to exceed $55,000,000 at any time outstanding;"

            SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

            (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.
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            SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 2 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto, the Credit Agreement or otherwise, including all reasonable invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

            SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

            SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

            SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        ENDO PHARMACEUTICALS
                                        HOLDINGS INC.,

                                        By:   /c/ Jeff Black
                                            ---------------------------
                                        Name: Jeff Black
                                        Title: EVP & CFO

                                        ENDO PHARMACEUTICALS INC.,

                                        By:   /c/ Jeff Black
                                            ---------------------------
                                        Name: Jeff Black
                                        Title: EVP & CFO


                                        JPMORGAN CHASE BANK,
                                        individually and as Administrative
                                        Agent,

                                        By:    /c/ Laura J. Cumming
                                             --------------------------
                                        Name: Laura J. Cumming
                                        Title: Vice President
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                                                                       EXHIBIT 1

                                                               SIGNATURE PAGE TO
                                                        THE ENDO PHARMACEUTICALS
                                                      CREDIT AGREEMENT AMENDMENT


To Approve the Amendment:

Name of Institution      WACHOVIA BANK, NATIONAL ASSOCIATION

                         by   /c/ James Travagline
                            ------------------------------
                             Name: James Travagline
                             Title: Vice President
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                                                               SIGNATURE PAGE TO
                                                        THE ENDO PHARMACEUTICALS
                                                      CREDIT AGREEMENT AMENDMENT


To Approve the Amendment:

Name of Institution      CITICORP NORTH AMERICA, INC.

                         by   /c/ F.R. Lowe
                            ----------------------
                             Name: F.R. Lowe
                             Title:  VP